SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☑                Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Joint Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

PIMCO Municipal Income Fund

PIMCO California Municipal Income Fund

PIMCO New York Municipal Income Fund

PIMCO Municipal Income Fund II

PIMCO California Municipal Income Fund II

PIMCO New York Municipal Income Fund II

PIMCO Municipal Income Fund III

PIMCO California Municipal Income Fund III

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

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	(1)	Title of each class of securities to which transaction applies:

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☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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CLOSED-END FUND PROXY FACT SHEET FOR:

CERTAIN PIMCO MUNICIPAL INCOME FUNDS

ANNUAL MEETING IMPORTANT DATES		ANNUAL MEETING LOCATION
Record Date	OCTOBER 19, 2018	THE OFFICES OF PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (PIMCO)
Mail Date	NOVEMBER 9, 2018	1633 BROADWAY, BETWEEN WEST 50TH AND WEST 51ST STREETS, 42ND FLOOR
Meeting Date	DECEMBER 19, 2018 @ 10:30 AM (ET)	NEW YORK, NEW YORK 10019
ADDITIONAL INFORMATION		CONTACT INFORMATION
CUSIP	SEE PAGES 6 & 7	Inbound Line	1-866-406-2288
Ticker	SEE PAGES 6 & 7	Website	www.pimco.com

What are Shareholders being asked to vote on?

1.	Election of Trustees;

BOARD	OF TRUSTEES RECOMMENDATION – FOR THE BOARD NOMINEES

The Trustees of the Funds urge you to NOT RETURN any GOLD proxy card sent by Dryden.

What is happening?

Shareholders of PIMCO Municipal Income Fund (“PMF”), PIMCO California Municipal Income Fund (“PCQ”), PIMCO New York Municipal Income Fund (“PNF”), PIMCO Municipal Income Fund II (“PML”), PIMCO California Municipal Income Fund II (“PCK”), PIMCO New York Municipal Income Fund II (“PNI”), PIMCO Municipal Income Fund III (“PMX”) and PIMCO California Municipal Income Fund III (“PZC”) (each a “Fund” and, collectively, the “Funds”) are being asked to re-elect Hans W. Kertess, John C. Maney and Alan Rappaport (the “Board Nominees”) as Trustees of each Fund at the Funds’ annual shareholders meeting, currently scheduled for December 19, 2018, at 10:30am Eastern Time. The specific proposals for each Fund are as follows:

●	PMF/PCQ/PNF/PML/PCK/PNI

○

The Common and Preferred Shareholders of each Fund, voting together as a single class, have the right to vote on the re-election of Alan Rappaport and John C. Maney, as Trustees of each Fund. With respect to these Funds, Messrs. Rappaport and Maney are running uncontested.

○

The Board and PIMCO are asking the Preferred Shareholders of each of these Funds, voting as a separate class, to re-elect Hans W. Kertess, as a Preferred Share Trustee of each Fund. Dryden Capital LLC, operating in concert with a hedge fund it manages that

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holds less than 1% of the Auction Rate Preferred Shares (“ARPS”) of each Fund (“Dryden”), has filed a definitive proxy statement nominating T. Matthew Buffington (the “Dryden Nominee”) for election as Preferred Share Trustee of each Fund, in opposition to the Board’s nominee, Mr. Kertess.

●	PMX/PZC

○

The Common and Preferred Shareholders of each Fund, voting together as a single class, have the right to vote on the re-election of Hans W. Kertess and John C. Maney, as Trustees of each Fund. With respect to these Funds, Messrs. Kertess and Maney are running uncontested.

○

The Board and PIMCO are asking the Preferred Shareholders of each of these Funds, voting as a separate class, to re-elect Alan Rappaport, as a Preferred Share Trustee of each Fund. Dryden, a holder of less than 1% ARPS of each Fund, has filed a definitive proxy statement nominating T. Matthew Buffington (the “Dryden Nominee”) for election as Preferred Share Trustee of each Fund, in opposition to the Board’s nominee, Mr. Rappaport.

PREFERRED

PMF/ PCQ / PNF / PML / PCK / PNI
NAME OF NOMINEE	TRUSTEE SINCE	YEAR OF BIRTH
(01) Alan Rappaport	2010	1953
(02) John C. Maney	2006	1959
(03) Hans W. Kertess	2001 (PMF/PCQ/PNF) 2002 (PML/PCK/PNI)	1939

PMX / PZC
NAME OF NOMINEE	TRUSTEE SINCE	YEAR OF BIRTH
(01) Hans W. Kertess	2003	1939
(02) John C. Maney	2006	1959
(03) Alan Rappaport	2010	1953

COMMON

PMF/ PCQ / PNF / PML / PCK / PNI
NAME OF NOMINEE	TRUSTEE SINCE	YEAR OF BIRTH
(01) Alan Rappaport	2010	1953
(02) John C. Maney	2006	1959

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PMX / PZC
NAME OF NOMINEE	TRUSTEE SINCE	YEAR OF BIRTH
(01) Hans W. Kertess	2003	1939
(02) John C. Maney	2006	1959

Common Shareholders

For common shareholders, the upcoming annual shareholder meeting for the Funds will be similar to previous meetings. As has been the case at previous meetings, common shareholders will be asked to vote, together with the preferred shareholders, on the Funds’ incumbent Board Nominees. Common shareholders will not be asked to vote for any Dryden Nominee.

Preferred Shareholders

The current Trustees do not support the Dryden Nominee and urge holders of Preferred Shares to vote in favor of re-electing the incumbent Preferred Share Trustees: Hans W. Kertess (for PMF, PCQ, PNF, PML, PCK and PNI) and Alan Rappaport (for PYN and PZC).

Who is Dryden?

Dryden is a Preferred Shareholder that owns less than 1% of each Fund’s ARPS. Dryden first purchased ARPS of each Fund in 2016, and has continued to purchase ARPS of certain of the Funds at a substantial discount to their face value as recently as this year.

What are the Board’s and PIMCO’s responses to Dryden’s arguments in support of its nominee?

●

Dryden Argument: Dryden argues that Preferred Shareholders should elect the Dryden Nominee primarily because he will advocate for liquidity for the holders of ARPS. In addition, Dryden argues that the Funds’ ARPS should be redeemed because (i) there are “better” financing alternatives available to the Funds and (ii) the Funds have not kept pace with the rest of the municipal closed-end fund industry in providing ARPS Shareholders with liquidity.

●	Board/PIMCO Response: While Preferred Shareholders should refer to the Funds’ definitive proxy materials for additional information, the Funds and PIMCO note that:

○

The Funds’ Trustees (including the incumbent Preferred Share Trustees) have a fiduciary duty to act in the best interests of the Fund, and in carrying out this duty, they must consider the interests of all shareholders, both common and preferred. As the Funds’ Trustees have explained to representatives from Dryden, providing liquidity to ARPS

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holders is only one of many factors the Trustees consider when overseeing the Funds’ use of leverage.

○

At each of the Funds’ regular quarterly meetings, PIMCO provides the Trustees with detailed reports regarding the Funds’ use of leverage, financing costs, and available leverage alternatives to the Funds’ ARPS. In considering such alternatives, PIMCO and the Trustees consider PIMCO’s economic and interest rate outlook, the rollover and refinancing risks inherent in alternative forms of leverage, the costs, terms, permanency, asset coverage requirements and covenants, as applicable, associated with the leverage alternatives available in the marketplace and the viability of conducting additional ARPS tender offers at an adequately discounted price.

○

At PIMCO’s recommendation, each Fund recently offered all holders of ARPS, including Dryden, an opportunity to tender up to 100% of their ARPS at a price of 85% of the ARPS’ liquidation preference (i.e., “face value”) in a tender offer. PIMCO and the Board believe that 85% was a fair price for the ARPS under then current market conditions and that the tender offers were in the best interests of each Fund and its shareholders. Although a substantial percentage of ARPS holders participated in the tender offers, Dryden was offered a 100% liquidity alternative for its ARPS and chose not to participate.

○

The Funds’ Trustees (including the incumbent Preferred Share Trustees) and PIMCO have and will continue to closely monitor the Funds’ leverage and actively consider alternative primary forms of financing that are in the best interests of Funds and their shareholders.

○	The current Trustees have worked well together as a Board and have a strong history of actively supporting the interests of the funds and all of their shareholders.

What is the role and responsibility of the Board?

The Trustees serve as the shareholders’ representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of all shareholders, including common and preferred shareholders. The Trustees oversee the Funds’ activities, including investment performance, compliance and the risks associated with the Funds’ activities and review contractual arrangements with companies that provide services to the Fund.

At each of the Funds’ regular quarterly meetings, PIMCO provides the Trustees with detailed reports regarding the Funds’ use of leverage, financing costs, and available leverage alternatives to the Funds’ ARPS. In considering such alternatives, the Trustees consider PIMCO’s economic and interest rate outlook, the rollover and refinancing risks inherent in alternative forms of leverage, the costs, terms, permanency, asset coverage requirements and covenants, as applicable, associated with the leverage alternatives available in the marketplace and the viability of conducting additional ARPS tender offers at an adequately discounted price.

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What qualifications and experience do the Trustees bring to the oversight of the Funds?

The Board has determined that each Trustee is qualified to serve as such based on several factors (none of which alone is decisive). Each Board Nominee has served as a Trustee for several years. Accordingly, each Board Nominee is knowledgeable about the Funds’ business and service provider arrangements and has also served for several years as trustee or director to a number of other investment companies advised by PIMCO and/or its affiliates.

For additional information on the Board Nominees’ qualifications, please see the Funds’ proxy statement. Free copies of the Funds’ proxy statement may be obtained by calling 1-(866) 406-2288 on any business day.

Who is paying for the costs of the proxy solicitation?

The solicitation will be primarily by mail and by telephone and the cost of soliciting proxies for each Fund will be borne by PIMCO. PIMCO pays solicitation costs for the election of its nominees for trustee under each Fund’s current fee structure. Most other closed-end funds have shareholders pay these costs. Neither the Funds nor PIMCO have agreed to bear any of the costs of Dryden’s proxy solicitation.

What should I do if I receive proxy materials from Dryden?

●

Preferred Shareholders: While Preferred Shareholders should of course consider any information they think is important, the Board and the Funds urge Preferred Shareholders to not return any GOLD proxy card that may be sent by Dryden. The Board urges shareholders to vote in favor of electing the Board Nominees as Trustees of the Fund and to return the WHITE proxy card provided by the Fund.

●

Common Shareholders: Dryden has not nominated a candidate for election by the common shareholders of the Funds. Accordingly, we do not expect that common shareholders will receive materials from Dryden, and common shareholders will not be asked to vote for Dryden’s nominee.

BOARD OF TRUSTEES RECOMMENDATION – FOR THE BOARD NOMINEES

PHONE:

To cast your vote by telephone with a proxy specialist, call the toll-free number found on your proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

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MAIL:	To vote your proxy by mail, check the appropriate voting box on the proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

TOUCH-TONE:	To cast your vote via a touch-tone voting line, call the toll-free number and enter the control number found on your proxy card.

INTERNET:	To vote via the Internet, go to the website on your proxy card and enter the control number found on the proxy card.

Proxy Materials Are Available Online At: www.pimco.com/closedendfunds.com

NAME OF FUND	CLASS	TICKER	CUSIP
PIMCO Municipal Income Fund	Common	PMF	72200R107
PIMCO Municipal Income Fund	Preferred Series A	PMF	72200R206
PIMCO Municipal Income Fund	Preferred Series B	PMF	72200R305
PIMCO Municipal Income Fund	Preferred Series C	PMF	72200R404
PIMCO Municipal Income Fund	Preferred Series D	PMF	72200R503
PIMCO Municipal Income Fund	Preferred Series E	PMF	72200R602
PIMCO Municipal Income Fund	Preferred VMTP	PMF	72200R701

PIMCO California Municipal Income Fund	Common	PCQ	72200N106
PIMCO California Municipal Income Fund	Preferred Series A	PCQ	72200N205
PIMCO California Municipal Income Fund	Preferred Series B	PCQ	72200N304
PIMCO California Municipal Income Fund	Preferred Series C	PCQ	72200N403
PIMCO California Municipal Income Fund	Preferred VMTP	PCQ	72200N502

PIMCO New York Municipal Income Fund	Common	PNF	72200T103
PIMCO New York Municipal Income Fund	Preferred Series A	PNF	72200T301

PIMCO Municipal Income Fund II	Common	PML	72200W106
PIMCO Municipal Income Fund II	Preferred Series A	PML	72200W205
PIMCO Municipal Income Fund II	Preferred Series B	PML	72200W304
PIMCO Municipal Income Fund II	Preferred Series C	PML	72200W403
PIMCO Municipal Income Fund II	Preferred Series D	PML	72200W502
PIMCO Municipal Income Fund II	Preferred Series E	PML	72200W601
PIMCO Municipal Income Fund II	Preferred VMTP	PML	72200W700

PIMCO California Municipal Income Fund II	Common	PCK	72200M108
PIMCO California Municipal Income Fund II	Preferred Series A	PCK	72200M207
PIMCO California Municipal Income Fund II	Preferred Series B	PCK	72200M306
PIMCO California Municipal Income Fund II	Preferred Series C	PCK	72200M405

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PIMCO California Municipal Income Fund II	Preferred Series D	PCK	72200M504
PIMCO California Municipal Income Fund II	Preferred Series E	PCK	72200M603
PIMCO California Municipal Income Fund II	Preferred VMTP	PCK	72200M702

PIMCO New York Municipal Income Fund II	Common	PNI	72200Y102
PIMCO New York Municipal Income Fund II	Preferred Series A	PNI	72200Y201
PIMCO New York Municipal Income Fund II	Preferred Series B	PNI	72200Y300
PIMCO New York Municipal Income Fund II	Preferred VMTP	PNI	72200Y409

PIMCO Municipal Income Fund III	Common	PMX	72201A103
PIMCO Municipal Income Fund III	Preferred Series A	PMX	72201A202
PIMCO Municipal Income Fund III	Preferred Series B	PMX	72201A301
PIMCO Municipal Income Fund III	Preferred Series C	PMX	72201A400
PIMCO Municipal Income Fund III	Preferred Series D	PMX	72201A509
PIMCO Municipal Income Fund III	Preferred Series E	PMX	72201A608
PIMCO Municipal Income Fund III	Preferred VMTP	PMX	72201A707

PIMCO California Municipal Income Fund III	Common	PZC	72201C109
PIMCO California Municipal Income Fund III	Preferred Series A	PZC	72201C208
PIMCO California Municipal Income Fund III	Preferred Series B	PZC	72201C307
PIMCO California Municipal Income Fund III	Preferred VMTP	PZC	72201C406

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